Share Premium	12 Months Ended
Jun. 30, 2026
Share premium [Abstract]
Share premium
11.	Share premium

Share premium includes any premiums received on the issue of the Company’s Class A Ordinary Shares. Any transaction costs associated with the issuing of shares are deducted from share premium, net of any related income tax benefits.